RAVIN, SARASOHN, COOK,
BAUMGARTEN, FISCH & ROSEN
A Professional Corporation
103 Eisenhower Parkway
Roseland, New Jersey  07068-1072
Bruce Buechler, Esq. (BB 0324)
(201) 228-9600
Attorneys for Debtor


                         UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF NEW JERSEY


_________________________________
                                 :
In re:                           :    Honorable Rosemary Gambardella
                                 :
SONIC ENVIRONMENTAL SYSTEMS,     :    Case No. 96-26268
INC.,                            :
                                 :    Chapter 11
                    Debtor.      :
                                 :
_________________________________




                     DEBTOR'S FIRST AMENDED PLAN OF REORGANIZATION AS MODIFIED

                               TABLE OF CONTENTS
                               -----------------
                                                           Page
                                                           ----

INTRODUCTION..............................................   1

ARTICLE I - DEFINITIONS...................................   2

ARTICLE II - CLASSIFICATION OF CLAIMS AND INTERESTS.......  10

ARTICLE III - TREATMENT OF ADMINISTRATIVE AND TAX CLAIMS..  11

ARTICLE IV - TREATMENT OF CLASSES UNDER THE PLAN..........  14

ARTICLE V - CLASSES OF CLAIMS AND INTERESTS
               IMPAIRED AND ENTITLED TO VOTE..............  18

ARTICLE VI - MEANS FOR IMPLEMENTATION OF THE PLAN.........  19

ARTICLE VII- MANAGEMENT OF THE REORGANIZED DEBTOR.........  22

ARTICLE VIII - EXECUTORY CONTRACTS AND UNEXPIRED LEASES...  24

ARTICLE IX - EVENTS OF DEFAULT UNDER THE PLAN.............  26

ARTICLE X - RETENTION OF JURISDICTION BY THE
               BANKRUPTCY COURT...........................  27

ARTICLE XI - CONDITIONS PRECEDENT TO CONFIRMATION
               AND EFFECTIVENESS OF THE PLAN..............  30

ARTICLE XII - DISCHARGE AND TITLE TO PROPERTY.............  31

ARTICLE XIII- MISCELLANEOUS PROVISIONS OF THE PLAN........  33

SIGNATURES................................................  40

                                  INTRODUCTION
                                  ------------

     Sonic Environmental Systems, Inc. (the "Debtor") hereby proposes the following Plan of Reorganization (hereinafter the "Plan") pursuant to the provisions of Chapter 11 of Title 11 of the United States Code, 11 U.S.C. (S)(S) 101, et seq.
     -- ----

                            ARTICLE I - DEFINITIONS
                            -----------------------

     Unless otherwise provided in this Plan, all terms used herein shall have the meanings assigned to such terms in Title 11 of the United States Code. For the purposes of this Plan, the following terms (which appear in the Plan in capitalized terms) shall have the meanings set forth below, and such meanings shall be equally applicable to the singular and to the plural form of the terms defined, unless the context otherwise requires.

     1.1 "ADMINISTRATIVE CLAIM" shall mean, and be the collective reference to, all costs and expenses of administration of the Reorganization Case with priority under Bankruptcy Code Section 507(a)(1), including, without limitation, costs and expenses allowed under Bankruptcy Code Section 503(b), the actual and necessary costs and expenses of preserving the Estate of the Debtor, and the indebtedness or obligations incurred or assumed by the Debtor and any fees or charges assessed against the Estate of the Debtor under 28 U.S.C. Section 1930. No Claim of Turbotak shall or should be deemed to be an Administrative Claim.

     1.2 "ALLOWED CLAIM" shall mean a Claim which (i) has been scheduled by the Debtor pursuant to Bankruptcy Rule 1007 and (a) is not scheduled as disputed, contingent or unliquidated, or (b) is not a Claim as to which no proof of Claim has been filed; (ii) is a Claim as to which a timely proof of Claim has been filed as of the Bar Date and no objection thereto, or application to equitably subordinate or otherwise limit recovery, has been made; or, (iii) has been allowed by a Final Order. An Allowed Claim shall not include interest on the amount of any Claim except with respect to an Allowed Secured Claim as permitted by Section 506(b) of the Bankruptcy Code or as specifically provided in the Plan.

     1.3 "ALLOWED [CLASS DESIGNATION] CLAIM" or "ALLOWED [CLASS DESIGNATION] INTEREST" shall mean an Allowed Claim or an Allowed Interest in the specified Class.

     1.4 "ALLOWED PRIORITY CLAIM" shall mean that portion of an Allowed Claim entitled to priority under Section 507(a) of the Bankruptcy Code exclusive of Allowed Tax Claims. No Claim of Turbotak shall or shall be deemed to be an allowed Priority Claim.

     1.5 "ALLOWED SECURED CLAIM" shall mean that portion of an Allowed Claim, equal to the value, as determined by the Bankruptcy Court pursuant to Section 506(a) of the Bankruptcy Code and Bankruptcy Rule 3012, of the interest of the Holder of the Allowed Secured Claim in the properties of the Debtors securing such Allowed Secured Claim.

     1.6 "ALLOWED TAX CLAIM" shall mean that portion of an Allowed Claim which is entitled to priority under Section 507(a)(7) of the Bankruptcy Code.

     1.7 "ALLOWED UNSECURED CLAIM" shall mean any Allowed Claim which is not an Administrative Claim, not an Allowed Priority Claim, not an Allowed Secured Claim and not an Allowed Tax Claim.

     1.8 "ASSET" shall mean all of the right, title and interest of the Debtor in and to property of whatsoever type or nature (real, personal and mixed) including property of the Estate as is defined in Bankruptcy Code Section 541, including Causes of Action.

     1.9 "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, 11 U.S.C. (S)(S)101 et seq., together with all amendments, modifications and replacements as the same exist on any relevant date to the extent applicable to the Debtor's bankruptcy case.

     1.10 "BANKRUPTCY COURT" shall mean the United States District Court for the District of New Jersey with jurisdiction over this Reorganization Case and, to the extent of any reference made pursuant to 28 U.S.C. Section 157, the United States Bankruptcy Court for the District of New Jersey or any court having competent jurisdiction to enter the Confirmation Order.

     1.11 "BANKRUPTCY RULES" shall mean the Rules of Bankruptcy Procedure, effective August 1, 1983, or the Federal Rules of Bankruptcy Procedure, effective August 1, 1991, in accordance with the provisions of Section 2075, Title 28, United States Code, as the same shall from time to time be amended.

     1.12 "BAR DATE" shall mean April 14, 1997, the date by which all Persons asserting a Claim or Interest must file a Proof of Claim or a Proof of Interest or be forever barred from asserting such Claim or Interest against the Debtor or its property, and from voting on the Plan and/or sharing in any distribution thereunder.

     1.13 "BUSINESS DAY" shall mean a day (i) other than Saturday, Sunday, legal holiday or other day on which commercial banks in the State of New Jersey are authorized or required by law to close or (ii) as defined in Bankruptcy Rule 9006(a).

     1.14 "CASH" shall mean cash equivalents in certified or immediately available funds, including but not limited to bank deposits, checks and similar items.

     1.15 "CAUSE OF ACTION" shall mean all rights, claims, torts, liens, liabilities, obligations, actions, causes of action, avoiding powers, suits, proceedings, debts, contracts, judgments, damages and demands whatsoever in law or in equity, whether known or unknown, contingent or otherwise, that the Debtor now has.

     1.16 "CLAIM" shall mean:

          A. a right to payment from the Debtor (including, without limitation, a guarantee) whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or

          B. a right as against the Debtor to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

     1.17 "CLASS" shall mean any group of Holders of Claims or Interests as specified in Article II of the Plan.

     1.18 "COMMITTEE" shall mean the Official Committee of Unsecured Creditors appointed by the Office of the United State's Trustee in this Reorganization Case.

     1.19 "CONFIRMATION DATE" shall mean the date on which the Confirmation Order is entered by the Bankruptcy Court. The Confirmation Date may be adjourned from time to time, by the Bankruptcy Court, without further notice other than the announcement of the adjourned date at the hearing to consider Confirmation of the Plan.

     1.20 "CONFIRMATION ORDER" shall mean the order of the Bankruptcy Court confirming the Plan, pursuant to Section 1129 of the Bankruptcy Code, and approving the transactions contemplated herein.

     1.21 "CONTROLS" shall mean Sonic Environmental Controls, Inc., a wholly-owned subsidiary of the Debtor.

     1.22 "CREDITOR" shall mean any person that is a Holder of a Claim against the Debtor that arose or is deemed to have arisen on or before the Filing Date with respect to each of the Debtors, including, without limitation, Claims of the kind specified in Bankruptcy Code Sections 502(b), 502(h) or 502(i).

     1.23 "DEBTOR" shall mean Sonic Environmental Systems, Inc.

     1.24 "DISBURSING AGENT" shall mean (i) the Committee for the Cash distributions to Holders of Allowed Unsecured Claims in Class 3 and (ii) TurboSonic for the stock distribution in Class 3 and all other distributions required under the Plan.

     1.25 "DISCLOSURE STATEMENT" shall mean the Disclosure Statement for the Plan of Reorganization and exhibits thereto, filed pursuant to Bankruptcy Code
Section 1125.

     1.26 "DISPUTED CLAIM" shall mean a Claim against the Debtor to the extent that a proof of Claim has been timely filed or deemed timely filed under applicable law; and, as to which an objection has been or may be timely filed by the Debtor or by any other party-in-interest and which objection, if timely filed, has not been withdrawn on or before any date fixed for filing such objections by the Plan or order of the Bankruptcy Court, and has not been denied by a Final Order. Prior to the time that an objection has been or may be timely filed, for the purposes of the Plan, a Claim shall be considered a Disputed Claim to the extent that the amount of the Claim specified in the Proof of Claim exceeds the amount of the Claim scheduled by the Debtor in its Schedules of Liabilities as other than disputed, contingent or unliquidated.

     1.27 "EFFECTIVE DATE" shall mean 20 days after the Confirmation Date provided that the Confirmation Order has become a Final Order. If the Confirmation Order has not become a Final Order, then the Effective Date shall be when the Confirmation Order has become a Final Order unless the Debtor and Turbotak waive this condition in writing.

     1.28 "EQUITY INTEREST" OR "INTEREST" shall mean collectively the shareholders or stockholders of the Debtor as of the Filing Date.

     1.29 "ESTATE" shall mean the estate of the Debtor created by Section 541 of the Bankruptcy Code.

     1.30 "EXECUTORY CONTRACT" shall mean any executory contract or unexpired lease, subject to Section 365 of the Bankruptcy Code, between the Debtor and any other Person, specifically excluding all of the contracts and agreements entered into pursuant to this Plan.

     1.31 "FILED" shall mean filed with the Bankruptcy Court in the Debtor's bankruptcy case.

     1.32 "FILING DATE" shall mean July 17, 1996, the date an involuntary petition was filed against the Debtor. An Order for Relief under Chapter 11 was entered on September 16, 1996.

     1.33 "FINAL ORDER" shall mean an order or judgment of the Bankruptcy Court as entered on the docket that has not been reversed, stayed, modified or amended and as to which the time to appeal, petition for certiorari, or seek reargument or rehearing has run or as to which any right to appeal, reargue, petition for certiorari or seek rehearing has been waived in writing in a manner satisfactory to the Debtor or, if an appeal, reargument, petition for certiorari, or rehearing thereof has been denied, and the time to take any further appeal or to seek certiorari or further reargument or rehearing has expired. Notwithstanding, and in lieu of the foregoing, insofar as the Confirmation Order confirming the Plan is concerned, Final Order means such order or judgment with respect to which no stay is in effect.

     1.34 "HOLDER" shall mean the owner or holder of any Claim or of any Interest.

     1.35 "INITIAL DISTRIBUTION DATE" shall mean the later of (i) ten Business Days after the Effective Date or (ii) such other date as the Bankruptcy Court may order.

     1.36 "INSIDER" shall have the meaning assigned to such term in (S)101(31) of the Bankruptcy Code.

     1.37 "PERSON" shall mean any individual, corporation, limited liability corporation, general partnership, limited partnership, limited liability partnership, association, joint stock company, joint venture, estate, trust, unincorporated organization, government or any political subdivision thereof or other entity.

     1.38 "PLAN" shall mean this Plan of Reorganization (as the same may be from time to time, modified or amended by the Debtors in accordance with the Bankruptcy Code, the Bankruptcy Rules and this Plan) and any exhibits hereto and any documents incorporated herein by reference.

     1.39 "PRIORITY CLAIM" shall mean all Claims that are entitled to priority pursuant to Section 507(a) of the Bankruptcy Code and that are not Administrative Claims or Tax Claims.

     1.40 "PRO RATA" shall mean, as to any distribution provided for by the Plan in respect of any Class of Claims, the allocation of the aggregate amount of such distribution to any Class in accordance with that percentage of the total of Allowed Claims in such Class that is represented by the Allowed Claim receiving the distribution.

     1.41 "REORGANIZATION CASE" shall mean the Debtor's Chapter 11 case which is pending before the Bankruptcy Court.

     1.42 "REORGANIZED DEBTOR" shall mean the entity resulting from the merger of the Debtor and Turbotak, resulting in an entity to be called TurboSonic Technologies, Inc.

     1.43 "SECURED CLAIM" shall mean a Claim secured by a lien or security interest on any Asset, which lien or security interest is valid, perfected and enforceable and is not subject to avoidance under the Bankruptcy Code or under other applicable non-bankruptcy law, but only to the extent that such Claim does not exceed the value of the Asset securing such Claim.

     1.44 "TAX CLAIM" shall mean a Claim of the kind specified in Section 507(a)(7) of the Bankruptcy Code, whether or not such Claim would be entitled to priority under that Section.

     1.45 "TURBOTAK" shall mean Turbotak Technologies, Inc.

     1.46 "TURBOSONIC" shall mean the entity resulting from the merger of the Debtor and Turbotak resulting in an entity to be called TurboSonic Technologies, Inc.

     1.47 "UNSECURED CLAIM" shall mean any claim which is not an Administrative Claim, not a Secured Claim, not a Priority Claim and not a Tax Claim.

              ARTICLE II - CLASSIFICATION OF CLAIMS AND INTERESTS
              ---------------------------------------------------

      All Claims and all Interests, as defined herein and in Section 101(5) of the Bankruptcy Code against the Debtor, of whatever kind or nature, whether or not scheduled or liquidated, absolute or contingent, whether resulting in an Allowed Claim or not, shall be bound by the provisions of the Plan and are hereby classified as follows.

     2.1 CLASSIFICATION OF CLAIMS. Section 2.2 sets forth the designation of Classes of Claims. A Claim is classified in a particular Class for voting and distribution purposes only to the extent that the Claim qualifies within the description of the Class and is classified in a different Class or Classes to the extent any remainder of the Claim qualifies within the description of that different Class or Classes. Unless otherwise provided, to the extent a Claim qualifies for inclusion in a more specifically-defined Class and a more generally-defined Class, it shall be included in the more specifically-defined Class.

     2.2 CLASSES. For purposes of this Plan, those Persons holding Claims and Interests against the Debtor are grouped in accordance with Section 1122(a) of the Bankruptcy Code.

          A. Class 1: Allowed Priority Claims.  This Class consists of all
             ---------------------------------
Allowed Priority Claims other than Claims of taxing authorities entitled to priority under Section 507(a)(1) or (7) of the Bankruptcy Code.

          B. Class 2:  Consists of Claims of Turbotak.
             --------
          C. Class 3:  Consists of Unsecured Claims.
             --------
          D. Class 4:  Consists of Equity Interests.
             --------

            ARTICLE III - TREATMENT OF ADMINISTRATIVE AND TAX CLAIMS
            --------------------------------------------------------
     3.1  ADMINISTRATIVE CLAIMS.
          ---------------------

          A.  Administrative Claims.  All costs or expenses of administration
              ----------------------
related to the Debtor's bankruptcy case from the commencement of the bankruptcy case, which include, without limitation, fees and expenses of all attorneys, accountants, appraisers, consultants, and all other professionals retained by the Debtor and the Committee, all post-petition claims, expenses and payables (known or unknown and hereafter arising), and all other administration expenses, shall be paid by TurboSonic (i) in cash on the Initial Distribution Date or (ii) within ten (10) days after an Order of the Bankruptcy Court approving and allowing the appropriate fee applications becomes a Final Order unless such Holder shall agree to different treatment of its Claim; provided, however, (a) that Administrative Claims representing obligations incurred in the ordinary course of the Debtor's businesses shall be paid or performed in accordance with the terms of such agreement(s) relating thereto and (b) the fees and expenses of the Committee's professionals for which TurboSonic is required to pay are capped at $60,000 for Ravin, Greenberg & Marks and at $25,000 for M.R. Weiser. Any fees and expenses Allowed by Bankruptcy Court Order to the Committee's professionals above these caps shall be paid out of the cash available for distribution in Class 3. The Debtor's professionals have agreed to the following caps: (i) Arthur Andersen will not receive any fees beyond its initial cap of $40,000 and (ii) Ravin, Sarasohn, Cook, Baumgarten, Fisch and Rosen, P.C. is capped at $25,000 beyond its initial retainer, but excluding any fees and disbursements for preparation of the merger documents and litigation in adversary proceedings including, but not limited to, the intellectual property litigation. No interest shall be paid on any Administrative Claim unless expressly allowed by a Final Order of the Bankruptcy Court.

          B.  Applications for Professional Fees.  All applications for
              -----------------------------------
professional fees for services rendered and reimbursement of expenses in connection with the Reorganization Case and with the Plan prior to the

Effective Date are Administrative Claims and shall be filed with the Bankruptcy Court within ninety (90) days after the Effective Date. Any application not filed within ninety (90) days after the Effective Date shall be barred from receiving payment on account thereof. Turbotak promptly shall pay or cause payment of professional fees for services rendered prior to the Confirmation Date in accordance with paragraph 3.1(A) above on the Effective Date or when allowed by a Final Order of the Bankruptcy Court, whichever is earlier. Only professional fees of the Debtor for services rendered in connection with the Reorganization Case and the Plan after the Confirmation Date, including those relating to the resolution of Disputed Claims, and all expenses of the Disbursing Agent, shall be paid by or caused to be paid by TurboSonic upon the submission of invoices without the requirement of Bankruptcy Court approval.
Any objection(s) thereto by TurboSonic not amicably resolved shall be adjudicated by the Bankruptcy Court. The Committee's professionals can seek payment of fees and expenses for the post-confirmation period upon submission of an appropriate application and entry of an Order of the Bankruptcy Court. Any such award of fees and expenses to the Committee's professionals above the caps set forth above shall be paid out of the Cash available for distribution to the Holders of Allowed Unsecured Claims, not from TurboSonic.

     3.2 TAX CLAIMS. All Tax Claims shall be paid by TurboSonic their Allowed amount over a period of six years from the date of assessment thereof or else on the Effective Date, whichever is later, in equal consecutive quarterly payments commencing on the Effective Date pursuant to Bankruptcy Code Section 1129(a)(9). Said Tax Claims may be prepaid at any time without penalty. Interest on Allowed Tax Claims shall be paid at the rate of 8.25% per annum.

          To the extent that any federal, state or municipal taxing authorities asserts a claim for taxes owed as a result of transfers made pursuant to the Plan, any such Allowed Tax Claim shall be paid by TurboSonic over six years in equal consecutive quarterly payments commencing on the later of the Effective Date or the date as which an Order allowing such claim(s) becomes a Final Order.

               ARTICLE IV - TREATMENT OF CLASSES UNDER THE PLAN

     4.1 SATISFACTION OF CLAIMS. The treatment of and consideration to be received by Holders of Allowed Claims and by Holders of Allowed Interests pursuant to this Article IV of the Plan shall be in full satisfaction, release and discharge of their respective Claims and Interests against the Debtor.

     4.2 CLASS 1: ALLOWED PRIORITY CLAIMS. Each Holder of an Allowed Priority Claim shall receive 100% of the Allowed amount of such Claim in Cash on the later of the date on which such Allowed Priority Claim is due and payable or in accordance with the terms of its written agreement with Turbotak or the Debtor.

     4.3 CLASS 2: CLAIMS OF TURBOTAK. Turbotak's pre-petition Secured Claim in the amount of approximately $940,000 and post-petition super priority claim in the amount of approximately $100,000 shall be extinguished in its entirety on the Effective Date. The Reorganized Debtor shall issue upon Confirmation to Turbotak or its shareholders (as directed by Turbotak) 82% of the shares of stock of the Reorganized Debtor in complete and full satisfaction of Turbotak's claims.

     4.4 CLASS 3: UNSECURED CLAIMS. Holders of Allowed Unsecured Claims shall receive on the Effective Date a pro rata basis, in full and complete satisfaction of their Claims, (i) the $100,000 in cash received from the sale of Controls; (ii) an assignment of the note for $100,000 plus interest at 10% received by the Debtor from the sale of Controls secured by a lien on two patents, personally guaranteed by Chris Sagar, and is not subject to any setoff, offset or counterclaim; (iii) 250,000 shares of stock of the Reorganized Debtor;
(iv)
any net proceeds recovered from preference actions and voidable gap period transfers.

     The cost of disbursing the Cash (and the note when due) and any professional fees and expenses incurred by the Committee's professionals above the cap of $60,000 for Ravin, Greenberg & Marks and $25,000 for M.R. Weiser shall be paid out of the Cash available for distribution in Class 3./1/

     4.5 CLASS 4: EQUITY INTERESTS. All existing and outstanding stock, warrants and options of the Debtor shall be terminated and cancelled effective on the Effective Date. Turbotak shall consolidate with the Debtor on the Effective Date in accordance with the provisions of Section 4.11 hereof. The merged entity (the Reorganized Debtor) shall be a public entity known as TurboSonic. The Reorganized Debtor shall be authorized to issue the following numbers of shares of common stock which shall be exempt from all federal and securities laws pursuant to 11 U.S.C. Section 1145:

     Turbotak/2/                                   8,200,000 shares

     Holders of Allowed
       Unsecured Claims                              250,000 shares

     Purchaser of Controls                            25,000 shares

     Gaines, Berland, Inc. and
          its nominees/3/                            189,000 shares

----------
/1/ Of the shares allocated for unsecured creditors, Ravin, Greenberg & Marks will receive 20,000 shares in the Reorganized Debtor. In addition, the Committee's professionals (attorneys and accountants) will be able to receive up to the amount of $7,500.00 from the initial $100,000.00 cash distribution, and up to another $7,500.00 from the promissory note toward satisfaction of their fees. The Committee's professional can recover any additional fees, without limitation, from preference and gap transfer claims.

/2/ The Debtor's existing Board Members, Richard Hurd, Richard Horgan and Robert Ferb, shall receive from Turbotak approximately 225,000 shares in total in connection with the merger, plus options to purchase additional shares of TurboSonic. The option price is $1.00 per share and must be exercised within two years of the Confirmation Date or they shall expire and be null and void. The Turbotak shares shall be issuable in exchange for the Sonic Canada Class B Shares as more particularly described in Section 4.11 hereof.

/3/ Gaines, Berland, Inc. and its nominees shall receive from Turbotak approximately 125,000 additional shares. Gaines, Berland, Inc. and its nominees paid $110,000 in connection with its purchase of all of these shares.

     Former and Current Employees of the
          Debtor and Controls/3/                      80,300 shares


     Former stockholders of the
          Debtor on a pro rata basis               1,255,700 shares
                                                  -----------------


     TOTAL                                        10,000,000 SHARES



     4.6 A. FULL AND FINAL SATISFACTION. All payments and all distributions hereunder shall be in complete and full and final satisfaction, settlement, release and discharge of all Claims of any kind or nature whatsoever known or unknown, from the beginning of time up to the Confirmation Date against the Debtor.

     4.7 FRACTIONAL CENTS. Whenever any payment of a fraction of a cent would otherwise be called for, the actual payment shall reflect a rounding of such fraction to the nearest whole cent (rounding down in the case of .5).

     4.8 UNCLAIMED PAYMENTS. Any payment to a Creditor under this Plan that is not claimed and cashed within 3 months of the payment shall be forfeited and the payment redistributed to holders of Allowed Claims in the Class of that particular creditor.

     4.9 DE MINIMIS PAYMENTS. No payment shall be required to be made to the Holder of a Claim under this Plan unless the amount of the payment is at least $25.00.

----------
/4/ The following people shall receive the number of shares listed next to their name: Sonic Systems Employees: Frank Kretch, 5,800; John Tricarico, 5,800; Florence Brophy, 5,800; Rich Roland, 5,800; Katherine DeLaurentis, 1,500; Nancy Esposito, 3,000; Cheryl Brough, 3,000; Sharon Liparini, 4,200; Harold McNamara, 14,000. Sonic Controls Employees: Mark Metke, 14,000; M. Litzenberg, 3,000; R. Foucault, 2,100; E. Thompson, 2,100; Marylou Metke, 4,200; I. Mallkazi, 2,100;
S. Simpson, 3,000; A. Rothstein, 1,000.   TOTAL:  80,300.

     4.10 CLAIM WAIVERS. The Debtor's directors, Richard Hurd, Richard Horgan and Robert Ferb, shall waive any pre-petition unsecured claim they have against the Estate for distribution purposes only, but they shall be entitled to vote their claims in connection with the Plan and use their claims as a setoff or offset to any preference action commenced against them. The Estate shall waive all preference claims against Mr. Hurd up to $15,000.00 and Messrs. Horgan and Ferb up to $4,000.00 each.


     Section 4.11  METHOD FOR ISSUANCE OF TURBOTAK SHARES

     A. Debtor Name Change; Incorporation of Sonic Canada, Inc. Upon the Effective Date, the Debtor will amend its certificate of incorporation to change its name to TurboSonic, Inc. ("TurboSonic"). TurboSonic shall incorporate a subsidiary corporation in the Province of Ontario, Canada, to be designated Sonic Canada, Inc. ("Sonic Canada"), which will be authorized to issue two classes of common stock, i.e., Class A and Class B. The
                                           ----
     Reorganized Debtor will be issued 100% of the Sonic Canada Class A shares in exchange for a nominal capital contribution.

     B. EXCHANGE OF TURBOTAK SHARES FOR SONIC CANADA CLASS B SHARES. Upon the Effective Date, holders of shares of Turbotak shall exchange one hundred percent (100%) of the shares of Turbotak for Sonic Canada Class B shares, which shall be distributed to each Turbotak shareholder on a pro rata basis in accordance with their respective equity interests in Turbotak. As a result of this exchange, Turbotak shall become a wholly owned subsidiary of Sonic Canada. The exchange by Turbotak shareholders of their shares for Sonic Canada Class B shares is subject to the approval of the shareholders of Turbotak in accordance with the requirements of Canadian law.

     C. EXCHANGE OF SONIC CANADA CLASS B SHARES. The Sonic Canada Class B shares shall be exchangeable, at the election of the holders of such shares, into an equivalent of such shares of Reorganized Debtor common stock. The Reorganized Debtor, Sonic Canada, and a commercial bank shall serve as trustee, shall enter into a Voting and Exchange Trust Agreement pursuant to which the trustee shall exercise such voting rights, privileges and preferences as may be required to secure voting rights relating to the common stock of the Reorganized Debtor for the benefit of the holders of the Sonic Canada Class B shares as if such holders had exchanged their shares for Reorganized Debtor common stock.

     D. RESERVATIONS FOR ISSUANCE OF TURBOTAK SHARES. Upon the Effective Date, the Reorganized Debtor shall reserve up to 8,200,000 of its authorized common stock for issuance upon the exchange of any Sonic Canada Class B shares.

                         ARTICLE V - CLASSES OF CLAIMS
                  AND INTERESTS IMPAIRED AND ENTITLED TO VOTE
                  -------------------------------------------

     5.1  IMPAIRMENT.  In the event of any issue or controversy regarding
          -----------
whether a Claim or Interest is impaired or unimpaired, the Bankruptcy Court shall determine whether the Allowed Claim, Allowed Interest, Class of Allowed Claims or Class of Allowed Interest is impaired or is unimpaired.

     5.2 UNIMPAIRED CLASSES.  Allowed Claims in Class 1 are not impaired under
         -------------------
the provisions of the Plan. The Debtor is not soliciting acceptances from Holders of Claims in this Class because, under Section 1126(f) of the Bankruptcy Code, Claims in this Class are conclusively presumed to have accepted the Plan.

     5.3 IMPAIRED CLASSES.  Allowed Claims or Allowed Interests in Classes 2, 3
         -----------------
and 4 are impaired under the provisions of the Plan. The Debtor is soliciting acceptances from the Holders of Allowed Claims and of Allowed Interests in these Classes.

               ARTICLE VI - MEANS FOR IMPLEMENTATION OF THE PLAN
               -------------------------------------------------

     6.1 BAR DATE FOR OBJECTIONS TO CLAIMS. Unless an earlier time is set by Order of the Bankruptcy Court, all objections to Claims shall be filed by the later of sixty (60) days after the Confirmation Date or thirty (30) days after a particular proof of claim is filed, unless these deadlines are extended by an Order of the Bankruptcy Court.

     6.2 UNCLAIMED PROPERTY. Any Cash, including interest earned thereon (if any), that is unclaimed for a period of three (3) months after distribution thereof by mail to the latest known mailing address Filed by or for the Person entitled thereto (or to the last mailing address maintained in the records of the Debtors) shall revest in the Reorganized Debtor.

     6.3 MANNER OF PAYMENTS UNDER THE PLAN. At the option of the Disbursing Agent, any Cash payment to be made pursuant to the Plan may be made by check or wire transfer or as otherwise required or provided for in any applicable agreement.

     6.4  METHODS OF MAKING DISTRIBUTIONS UNDER THE PLAN.

          A.  CASH DISTRIBUTIONS TO HOLDERS OF ALLOWED UNSECURED CLAIMS IN CLASS
3. The Committee shall be the Disbursing Agent for all Cash distributions (including the note received by the sale of Controls) to Holders of Allowed Unsecured Claims in Class 3. All reasonable fees and expenses of the Committee as Disbursing Agent shall be paid from the funds available for distribution in Class 3 after Bankruptcy Court approval.

          B. ALL OTHER DISTRIBUTIONS. TurboSonic shall be the Disbursing Agent for (i) stock distributions to Class 3 Holders and (ii) all other distributions required under the Plan. All reasonable fees and expenses of TurboSonic as the Disbursing Agent shall be paid by TurboSonic.

          C. QUALIFICATION. No Person other than the Committee and TurboSonic shall be authorized by the Bankruptcy Court to serve as Disbursing Agent unless and until (a) that Person executes and files a statement with the Bankruptcy Court (i) agreeing to perform all of the duties of the Disbursing Agent under the Plan and (ii) consents to the jurisdiction of the Bankruptcy Court in respect to all matters relating to the performance of its duties as the Disbursing Agent under the Plan and (b) the Debtor and Turbotak consent in writing to that Person serving as Disbursing Agent.

     6.5 AVOIDANCE POWER ACTIONS. The Debtor is hereby assigning any and all causes of action to recover preferential transfers pursuant to Bankruptcy Code
Section 547 and voidable gap period transfers to the Committee for the benefit of Holders of Allowed Unsecured Claims in Class 3. A preferential transfer claim can only be recovered against Richard Hurd if the preference exceeds $15,000 and against Robert Ferb and Richard Horgan if the preference exceeds $4,000. All fees and expenses related to the prosecution of any such actions shall be paid solely from monies recovered in those actions. Preference actions can be commenced either prior to or after Confirmation. The following is the list of the individuals or entities that may be subject to an action to recover a preferential transfer under Bankruptcy Code Section 547. The Committee and Debtor reserve their right to commence preference actions against others:

ROI Systems, Inc.
Wayne Hartshorn
Metropolitan State Bank
Faber Mechanical Product, Inc.
Magnatrol Valve Corporation
Parsippany Paper & Janitorial
Frankel Travel Associates
Precision Metal Machining, Inc.
Mr. H. Lockwood, Jr.
Jersey Sheet Metal & Machinery
Hago Industrial Corp.
Parker, Duryee, Rosoff & Hart
Kaye & MacDonald, Inc.
Batsche-McMangh, Inc.
Tavor Corp.
Cabel Corp.
Flexline
Northeast Controls, Inc.
American Express
Laubeck Corp.

     6.6 DISPUTED CLAIMS. There shall be reserved from any distribution the amount of the distribution which would be paid in respect of a Disputed

Claim if it were deemed to be an Allowed Claim, or such lesser amount as the Bankruptcy Court may determine. The reserved amount shall be held in escrow by the Committee (or their counsel) or Debtor's counsel, depending on what Class their claim is in. After the Disputed Claim(s) have been resolved by a Final Order of the Bankruptcy Court, all sums due and owing on account of the Allowed Claim(s) shall promptly be disbursed by the Disbursing Agent.

     6.7 COMMITTEE SUIT. Upon the entry of the Confirmation Order, the Committee's adversary proceeding against Turbotak, Adv. Pro. No. 96-2734, shall be dismissed with prejudice and without costs to any party.

               ARTICLE VII- MANAGEMENT OF THE REORGANIZED DEBTOR
               -------------------------------------------------

     Commencing on the Effective Date all of the Debtor's assets (which prior to the Effective Date were subject to liens and security interests of Turbotak) shall be owned and managed exclusively by TurboSonic under the merger contemplated by the Plan. Commencing on the Effective Date the assets shall not be, and shall not be deemed to be, encumbered by any Claims against the Debtor, of any kind or nature whatsoever, except as may be expressly stated in the Plan.

     On the Effective Date, Turbotak shall have the right to select five of the eight directors for the Reorganized Debtor. The Reorganized Debtors By-Laws and corporate governance documents shall be so amended to provide for the increase
in the size of the Board of Directors.   The Debtor's current three Board
Members (Hurd, Ferb and Horgan) shall retain their respective Board positions. These eight directors shall serve until the next annual meeting of the Reorganized Debtor (TurboSonic) subsequent to confirmation of the Plan or until their successors shall have otherwise been qualified and elected. It is anticipated that the officers and directors of TurboSonic and their respective salary are as follows:

    NAME             TITLE                       ANNUAL SALARY

Edward F. Spink      President & CEO             $100,000
                     Director

Patrick J. Forde     Secretary/Treasurer         $ 60,000
                     Director

Donald R. Spink      Chairman of the Board              -

Fred Berlet          Director                           -

Robert J. Ferb       Director                           -

Richard A. Horgan    Director                           -

Richard H. Hurd      Director                           -

Sean McNamara        Director                           -

            ARTICLE VIII - EXECUTORY CONTRACTS AND UNEXPIRED LEASES
            -------------------------------------------------------

     8.1 ASSUMPTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES. With the exception of the February 15, 1995 Ceramic Heat Exchanger System Patent and Know-How Assignment Agreement (the "Lockwood Agreement"), the Debtor shall not assume any Executory Contracts or Unexpired Leases. Thus, all Executory Contracts or Unexpired Leases other than the Lockwood Agreement shall, by the Confirmation Order, be deemed rejected and disaffirmed as of the Confirmation Date unless previously assumed and/or rejected pursuant to a Final Order of the Bankruptcy Court. The leases and the projected liability from rejection are as follows:

        (a) First Union Bank computer equipment lease - $12,365.10

        (b) Oce-USA equipment lease - $14,472.45

        (c) Pitney Bowes Credit Corp. equipment leases - $51,716.00


       8.2    CURE OF DEFAULTS.  As to any Executory Contracts and Unexpired
       ----  ------------------
Leases assumed pursuant to this Article VIII, TurboSonic shall, pursuant to the provisions of Section 1123(a)(5)(G) of the Bankruptcy Code, cure all defaults existing under and pursuant to such Executory Contract or Unexpired Lease by paying the amount, if any, claimed by any party to such Executory Contract or Unexpired Lease in a proof of Claim, which proof of Claim shall be filed with the Bankruptcy Court within ten (10) days of when an Order of the Bankruptcy Court authorizing assumption becomes a Final Order. Payment of an amount claimed in such a proof of Claim shall be in full settlement, satisfaction, release, discharge and cure of all such defaults (including any other Claims filed by any such party as a result of such defaults) under the Executory Contract or Unexpired Lease; provided, however, that if TurboSonic, the
                             --------  -------
Committee or the Debtor files, within sixty (60) days of the filing of such proof of Claim, an objection in writing to the amount set forth in the Proof of Claim, the Bankruptcy Court shall determine the amount due and owing in respect of the defaults or shall approve the settlement of any Claims. Payment of such Claims shall be made by TurboSonic on the later of (i) ten (10) Business Days after the expiration of the sixty (60) day period for filing an objection in respect of any proof of Claim filed pursuant to this Section 8.3 or (ii) ten (10) Business Days after an order of the Bankruptcy Court allowing such Claim becomes a Final Order.

     8.3 CLAIMS FOR DAMAGES. Each Person who was a party to an Executory Contract or to an Unexpired Lease which is rejected pursuant to this Article VIII shall be entitled to file, not later than ten (10) days after such rejection by a Final Order, a proof of Claim for damages alleged to have arisen from the rejection of the Executory Contract or of the Unexpired Lease to which such Person is a party. Objections to any proof of Claims shall be filed by the Debtor or by the Committee not later than sixty (60) days after such proof of Claim is filed. In the event that an objection if filed, the Bankruptcy Court shall determine the amount due and owing to the Person that filed the Proof of Claim. Distribution(s) and payment(s) on account of such Claims consistent with the distribution(s) and payment(s) received or to be received by Holders of other Claims in the Classes into which such Claims are identified, as determined by this Section 8.3 of this Article VIII shall be made on the later of (i) ten
(10) Business Days after the expiration of the sixty (60) day period for filing an objection in respect of any proof of Claim filed pursuant to this Section 8.2 or (ii) ten (10) Business Days after the Claim has been Allowed by a Final Order provided that no such payment shall be made before the Effective Date.
--------

     8.4 CLASSIFICATION OF CLAIMS. Allowed Claims arising from the rejection of an Executory Contracts and/or an Unexpired Lease shall be treated in Class 3 of the Plan.

                 ARTICLE IX - EVENTS OF DEFAULT UNDER THE PLAN
                 ---------------------------------------------
     The following shall constitute events of default under the Plan:

     The payment of the Cash and issuance of stock to Holders of Allowed Claims and Interests in Classes 3 and 4, but not including the payment of the note given by the purchaser of Controls.

                            ARTICLE X - RETENTION OF
                      JURISDICTION BY THE BANKRUPTCY COURT
                      ------------------------------------


     10.1 JURISDICTION OF BANKRUPTCY COURT. Upon Confirmation, the Bankruptcy Court shall retain jurisdiction of the Debtor's Reorganization Case for the following purposes:

          A. To hear and determine any and all pending applications for the rejection and disaffirmance, assumption or assignment of Executory Contracts or Unexpired Leases, any objection to Claims resulting therefrom and the allowance of Claims resulting therefrom.

          B. (i) To hear and determine any and all applications, adversary proceedings, applications, contested matters and other litigated matters pending on the Confirmation Date, and (ii) to hear and determine any and all Estate Causes of Action, including, without limitation, all avoidance power recovery actions such as preference actions and fraudulent conveyance actions whether pending on the Confirmation Date or commenced Post-Confirmation.

          C. To ensure that the distributions to Holders of Claims and Interests are accomplished as provided herein.

          D. To hear and determine any objections to Claims filed both before and after Confirmation of the Plan, including any objections to the classification of any Claim and to allow or disallow any Disputed Claim in whole or in part.

          E. To enter and implement such orders as may be appropriate in the event Confirmation is for any reason stayed, reversed, revoked, modified or vacated.

          F. To hear and determine all applications for compensation of professionals and reimbursement of expenses except to the extent not required pursuant to the Plan.

          G. To hear the Debtor's or Turbotak's applications, if any, to modify the Plan in accordance with Section 1127 of the Bankruptcy Code. After Confirmation, Turbotak may also, so long as it does not adversely affect the interest of Creditors, institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan or the Confirmation Order, in such manner as may be necessary to carry out the purposes and effects of the Plan.

          H. To hear and determine disputes arising in connection with the Plan or its implementation, including disputes arising under agreements, documents or instruments executed in connection with this Plan.

          I. To construe and to take any action to enforce the Plan and issue such orders as may be necessary for the implementation, execution and consummation of the Plan.

          J. To take any action to resolve any disputes arising out of or relating to any Claim; to hear and determine other issues presented by or arising under the Plan; and to take any action to resolve any disputes of Creditors with respect to their Claims.

          K. To determine such other matters and for such other purposes as may be provided in the Confirmation Order.

          L. To hear and determine issues relating to, and issue any necessary orders with respect to, any governmental or regulatory agency or instrumentality.

          M. To hear and determine applications for orders sought pursuant to any provision of the Plan.

          N. To hear and determine any other matters not inconsistent with Chapter 11 of the Bankruptcy Code.

                      ARTICLE XI - CONDITIONS PRECEDENT TO
                   CONFIRMATION AND EFFECTIVENESS OF THE PLAN
                   ------------------------------------------


     11.1 CONDITIONS TO CONFIRMATION. Confirmation of this Plan shall not occur unless each of the following conditions has occurred or has been waived or extended by the Debtors:

          A.  The Confirmation Date shall occur no later than June 30, 1997.

          B. The Confirmation Order shall be in form and substance reasonably acceptable to the Committee, the Debtor and Turbotak. The Confirmation Order shall expressly authorize and direct the parties to fulfill their respective obligations under this Plan.

     11.2 CONDITIONS TO EFFECTIVENESS. Notwithstanding any other provision of the Plan or in the Confirmation Order, the Effective Date of the Plan shall not occur unless and until each of the following conditions has occurred or has been waived or extended by the Debtor and Turbotak:

          A.  No stay of the Confirmation Order is in effect on the Effective
Date.
          B.  The Effective Date shall occur no later than July 31, 1997.

                 ARTICLE XII - DISCHARGE AND TITLE TO PROPERTY
                 ---------------------------------------------

     12.1 DISCHARGE. Except as otherwise provided by the Plan or in the Confirmation Order, Confirmation shall operate as a discharge, pursuant to Bankruptcy Code Section 1141(d)(1) effective as of the Confirmation Date, of any and all debts or Claims against the Debtor, whether accrued before, on, or up to and including the Filing Date. On the Confirmation Date, as to every discharged debt or Claim, the Creditor that held such debt or Claim shall be precluded from asserting against the Reorganized Debtor or against the Reorganized Debtor's Assets or properties, any other or further Claim based upon any document, instrument, act, omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date. Without limiting the generality of the foregoing, upon the payment or deposit by the Reorganized Debtor or TurboSonic of all amounts due to be paid on the Initial Distribution Date pursuant to the provisions of the Plan, and upon delivery of the various documents provided for by the Plan, the Debtor shall be discharged from any debt that arose before the Confirmation Date and any debt of any kind specified in Sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, to the full extent permitted by Section 1141(d) of the Bankruptcy Code.

     12.2 VESTING OF PROPERTY. Except as otherwise provided in this Plan or the Confirmation Order, upon Confirmation all Assets of the Debtor's Estate, wherever situated, shall vest in TurboSonic or its designees and shall be free and clear of all liens, security interests and Claims of Creditors, except obligations pursuant to the Plan and Confirmation Order and the liens and security interests, if any, granted or maintained pursuant to the Plan. After Confirmation, all cash deposited with the Disbursing Agent for distribution to Holders of Allowed Unsecured Claims in Class 3 of the Plan shall be free and clear of all Claims, liens and security interests except of the Claims of Creditors of the Reorganized Debtors arising in connection with the Plan.

              ARTICLE XIII- MISCELLANEOUS PROVISIONS OF THE PLAN
              --------------------------------------------------

     13.1 GOVERNING LAW. Except to the extent that the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey without giving effect to the principles of conflicts of law thereof.

     13.2 HEADINGS. The headings of the articles, paragraphs and sections of this Plan are inserted for convenience only and shall not affect the interpretation hereof.

     13.3 SEVERABILITY. Should the Bankruptcy Court determine, prior to the Confirmation Date, that any provision in the Plan is either illegal on its face or illegal as applied to any Claim, such provisions shall be unenforceable either as to all Holders of Claims and/or Interests or as to the Holder of such Claim and/or Interest as to which the provision is illegal, respectively. Such a determination of unenforceability shall in no way limit or affect the enforceability and operative effect of any other provision of the Plan.

     13.4 REVOCATION. The Debtor reserves the right to revoke and withdraw the Plan prior to the Confirmation Date. If the Debtor revokes or withdraws this Plan then the Plan shall be null and void and, in such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtor or any other Person or to prejudice in any manner the rights of the Debtor or any Person in any further proceedings involving the Debtor, or be deemed an admission by the Debtor.

     13.5 THE FAILURE TO SATISFY A CONFIRMATION CONDITION OR AN EFFECTIVE DATE CONDITION. If one or more of the conditions to Confirmation or to the occurrence of the Effective Date that has not been waived by the Debtor and Turbotak is not satisfied, and the time within which such condition must be satisfied has expired, the Plan shall be deemed null and void, and, in such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtor or any other Person or to prejudice in any manner the rights of the Debtor or any Person in any further proceedings involving the Debtor, or be deemed an admission by the Debtor.

     13.6 TIME. In computing any period of time prescribed or allowed by this Plan, the day of the act, event or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, a Sunday or a legal holiday or, when the act to be done is the Filing of a paper in court, a day on which weather or other conditions have made the clerk's office inaccessible, in which event the period runs until the end of the next day which is not one of the aforementioned days. When the period of time prescribed or allowed is less than 8 days, intermediate Saturdays, Sundays, and legal holidays shall be excluded in the computation. As used in this Plan, "legal holiday" includes New Years Day, the birthday of Martin Luther King Jr., Washington's birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day (and the day thereafter), Yom Kippur (including the day before), Rosh Hashanah (both days), Christmas Day and any other day designated as a holiday by the President or by the Congress of the United States or by the State of New Jersey.

     13.7 CONSTRUCTION. The rules of construction as set forth in Section 102 of the Bankruptcy Code shall apply to the construction of the Plan.

     13.8 AMENDMENTS. Except as otherwise provided herein, the Plan may be amended, modified or supplemented by the Debtor and/or by TurboSonic before or after the Confirmation Date, in the manner provided for by Section 1127 of the Bankruptcy Code or as otherwise permitted by law without additional disclosure pursuant to Section 1125 of the Bankruptcy Code, except as the Bankruptcy Court may otherwise order.

     13.9 NO INTEREST. Except as expressly stated in this Plan, or allowed by Final Order of the Bankruptcy Court, no interest, penalty or late charge is to be allowed on any Claim subsequent to the petition date.

     13.10 NO ATTORNEYS OR PROFESSIONAL FEES. No attorneys or professional fees will be paid with respect to any Claim unless Allowed by final order of the Bankruptcy Court.

     13.11 AMOUNTS OF CLAIMS. All references to Claims and amounts of Claims refer to the amount of the Claim allowed by Final Order by the Bankruptcy Court or by this Plan; provided, however, that Claims which have been objected
                        --------  -------
to and which have not been allowed or disallowed prior to the date set for return of ballots shall be voted and counted at the amount as estimated by the Bankruptcy Court. The Debtor and other interested parties reserve the right, both before and after Confirmation, to object to Claims so as to have the Bankruptcy Court determine the Allowed amount of such Claim to be paid under this Plan.

     13.12 NO WAIVER OF DISCHARGE. Except as otherwise specifically provided herein, nothing in this Plan shall be deemed to waive, limit or restrict in any way the discharge granted to the Debtor upon Confirmation of the Plan in Section 1141 of the Bankruptcy Code.

     13.13 CONFIRMATION OVER OBJECTION. If any impaired Class of Creditors shall fail to accept the Plan, the Debtor reserves the right to request that the Bankruptcy Court confirm the Plan in accordance with the applicable provisions of Section 1129(b) of the Bankruptcy Code.

     13.14 EXCULPATION. Neither the Debtor and the Committee, nor any of the Debtor's or Committee's employees, attorneys, accountants or agents shall have or incur any liability to any Creditor for any act or omission in connection with or arising out of their administration of this Reorganization Case, the Plan or the property to be distributed under the Plan except for willful misconduct or gross negligence.

     13.15 NOTICES. All notices, requests or demands for payments provided for in the Plan shall be in writing and shall be deemed to have been given when personally delivered by hand or deposited in any general or branch post office of the United States Postal Service. Notices, requests and demands for payments shall be addressed and sent postage pre-paid or delivered in the case of notices, requests or demands for payments to the Debtor, c/o Ravin, Sarasohn, Cook, Baumgarten, Fisch & Rosen, P.C., 103 Eisenhower Parkway, Roseland, New Jersey 07068, Attention: Bruce Buechler, Esq.; Turbotak c/o O'Boyle, Damanti & Lynch, 744 Broad Street, Newark, New Jersey 07102, Attn: Stephen B. McNally, Esq.; and the Committee c/o Ravin, Greenberg & Marks, 101 Eisenhower Parkway, Roseland, New Jersey 07068, Attention: David Edelberg, Esq.

     13.16 PLAN CONTROLS DISCLOSURE STATEMENT. In the event and to the extent that any provision of the Plan is inconsistent with a provision of the Disclosure Statement, the provision of the Plan shall control and take precedence.

     13.17 FILING OF ADDITIONAL DOCUMENTS. On or before substantial consummation of the Plan, the Debtor and Turbotak shall file with the Bankruptcy Court such agreements or other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.

     13.18 RESERVATION OF RIGHTS. If the Plan is not confirmed by the Bankruptcy Court or any other Court of competent jurisdiction for any reason, the rights of the Debtor and all parties in interest in the Debtor's Chapter 11 bankruptcy cases are and will be reserved in full. Statements and provisions made in the Plan or in the Disclosure Statement are made only for the purpose(s) of the Plan. If the Plan is withdrawn, if a Confirmation Date does not occur or if an Effective Date does not occur, no Person shall be bound by or deemed prejudiced by any such statement or provision.

     13.19 DIRECTION TO A PARTY. From and after the Effective Date, the Debtor, the Committee and/or Turbotak may apply to the Bankruptcy Court for the entry of an order directing any Person to execute or deliver or to join in the execution or delivery of any instrument reasonably necessary or reasonably appropriate to effect a transfer of properties dealt with by this Plan, and to perform any other act (including the satisfaction of any lien or security interest) that is reasonably necessary or reasonably appropriate for the consummation of the Plan and of the purposes and interest thereof.

     13.20 BLANK BALLOTS. Any ballot which is executed by the Holder of an Allowed Claim or Interest but which does not indicate an acceptance or rejection of the Plan shall be deemed to be an acceptance of the Plan.

     13.21 WAIVER OF SUBORDINATION. Any provision of the Plan to the contrary notwithstanding, all Holders of Claims and/or Interests shall be deemed to have waived any and all contractual subordination rights which they may have with respect to the distributions made pursuant to the Plan and the Confirmation Order shall permanently enjoin, effective as of the Effective Date, all Holders of Claims and/or Interests from enforcing or attempting to enforce any such rights against any Person receiving distributions under the Plan.

     13.22 RELEASE OF CLAIMS. With respect to any and all Claims or causes of action which have arisen prior to the Confirmation Date, whether presently known or thereafter discovered, the rights afforded to Holders of Claims and/or Interests by and in the Plan shall be in exchange for and in complete release, settlement, satisfaction and discharge of all Claims and/or Interests of any kind or nature whatsoever against the Debtor, and acceptance of payments and/or distributions under the Plan shall, and shall be deemed irrevocably to generally release any and all Claims of any type, kind or nature whatsoever against the Debtor and against Turbotak and any of the Debtor's and Turbotak's present and former affiliates, Insiders, employees, agents, attorneys, representatives, accountants, financial advisors, successors and assigns and all other entities.

     13.23 SUCCESSORS AND ASSIGNS. The rights, duties and obligations of any Person named or referred to in this Plan shall be binding on, and shall inure to the benefit of, the successors and assigns of such Person.

                                   SIGNATURES
                                   ----------

                                   SONIC ENVIRONMENTAL SYSTEMS, INC.



                                   By: /s/ Richard H. Hurd
                                       -------------------------------
                                       Richard H. Hurd, President

Dated:  April 21, 1997
        Roseland, New Jersey

                                   RAVIN, SARASOHN, COOK,
                                   BAUMGARTEN, FISCH & ROSEN
                                   A Professional Corporation
                                   Attorneys for the Debtor


                                   BY: /s/ Bruce Buechler
                                       -------------------------------
                                       Bruce Buechler, Esq.  (BB 0324)
                                       103 Eisenhower Parkway
                                       Roseland, New Jersey 07068
                                       (201) 228-9600


Dated:  April 21, 1997
        Roseland, New Jersey

                                       40